SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the registrant  |X|

     Filed by a party other than the registrant |_|

     Check the appropriate box:

     |X| Preliminary proxy statement      |_|   Confidential, for Use of the
         Commission Only

     |_| Definitive proxy statement          (as permitted by Rule
         14a-6(e)(2))

     |_| Definitive additional materials

     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       ATLANTIC TECHNOLOGY VENTURES, INC.

               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) filing proxy statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X| No Fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4) Proposed maximum aggregate value of transaction:

     (5)    Total fee paid:

     |_| Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, schedule or registration statement no.:

     (3) Filing party:

     (4) Date filed:

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                350 Fifth Avenue
                                   Suite 5507
                            New York, New York 10188

                                          May __, 2002

Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Atlantic Technology Ventures, Inc. to be held at 10:00 a.m. New York time on June __, 2002, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, and at any adjournment.

      At the annual meeting, Atlantic's stockholders will be voting on proposals to do the following:

o to amend Atlantic's certificate of incorporation to increase the total number of authorized shares of Atlantic's common stock from 50 million to 150 million;

o to amend Atlantic's certificate of incorporation to change our name to "Atlantic Biotechnologies, Inc.";

o to elect Steven H. Kanzer, Peter O. Kliem, A. Joseph Rudick, David Tanen and Frederic P. Zotos as members of Atlantic's board of directors;

o to ratify our board of directors' selection of KPMG LLP to audit Atlantic's financial statements for the fiscal year ending December 31, 2002; and

o to transact such other business as may properly come before the annual meeting and any one or more adjournments thereof.

      These proposals are more fully described in the enclosed proxy statement. Our board of directors unanimously recommends that you vote in favor of each of them.

      To ensure that you are represented at the annual meeting, whether or not you plan to attend, please read carefully the enclosed proxy statement, which describes the matters to be voted upon, and complete, sign, and date the enclosed proxy card and return it as soon as possible in the accompanying postage-prepaid return envelope. Your prompt return of your proxy card will assist us in preparing for the annual meeting.

                                          By Order of the Board of Directors,


                                          Frederic P. Zotos, Esq.
                                          President and Chief Executive
                                          Officer
New York, New York

                       Atlantic Technology Ventures, Inc.
                                350 Fifth Avenue
                                   Suite 5507
                            New York, New York 10188
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE __, 2002


Dear Stockholder:

      You are cordially invited to attend the annual meeting of stockholders of Atlantic Technology Ventures, Inc., which will be held at 10:00 a.m. Eastern Daylight Saving Time on __________, June __, 2002, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, and at any adjournment.

      At the annual meeting, certain proposals will be voted upon by the holders of Atlantic's common and preferred stock. These proposals are described in the enclosed proxy statement. Atlantic's board of directors has unanimously approved each of these proposals and recommends that you vote in favor of each of them.

      To assure that you are represented at the annual meeting, whether or not you plan to attend, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and complete, sign, and date the enclosed proxy card and return it in the reply envelope provided. If you receive more than one proxy card because your shares are registered in different names or with different addresses, please return each of them to ensure that all your shares are voted. If you hold your shares of Atlantic in street name and decide to attend the annual meeting and vote your shares in person, please notify your broker to obtain a ballot so that you may vote your shares. If you are a holder of record of Atlantic shares and submit the enclosed proxy card and then vote by ballot, your proxy vote will be revoked automatically and only your vote by ballot will be counted. Your prompt return of your proxy card will assist us in preparing for the annual meeting.

      A letter from Atlantic's President and a copy of Atlantic's 2001 Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB for the period ending March 31, 2002, are also enclosed.

      We look forward to seeing you at the annual meeting.

                                                Sincerely,




                                                Frederic P. Zotos, Esq.
                                                President and Chief Executive
                                                Officer
New York, New York
May __, 2002

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                350 Fifth Avenue
                                   Suite 5507
                            New York, New York 10118

                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE __, 2002

General Information for Stockholders

      The enclosed proxy card is solicited on behalf of the board of directors of Atlantic Technology Ventures, Inc., a Delaware corporation, for use at the 2002 annual meeting of stockholders to be held at 10:00 a.m. Eastern Daylight Saving Time on _______, June __, 2002, at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, and at any adjournment.

      This proxy statement was first mailed to the stockholders entitled to vote at the annual meeting on or about May __, 2002.

Record Date and Voting

      The specific proposals to be considered and acted upon at the annual meeting are described in detail in this proxy statement. Stockholders of record at the close of business on the record date of __________, 2002, are entitled to notice of, and to vote at, the annual meeting. As of the close of business on that date, there were outstanding and entitled to vote _______ shares of Atlantic's common stock and ______ shares of Atlantic's Series A convertible preferred stock. Each holder of common stock is entitled to one vote for each share of common stock held by that stockholder on the record date. Each holder of Series A preferred stock is entitled to one vote for each share of common stock into which that holder's shares of Series A preferred stock were convertible as of the record date. As of the record date, each share of Series A preferred stock was convertible into __ shares of shares of common stock, and as a class the Series A preferred stock is entitled to an aggregate of __________ votes, or ___% of the total vote.

      At the annual meeting, all holders of shares of common stock and Series A preferred stock will be asked to vote on proposals 1, 2, 3 and 4. A majority of the votes cast by the holders of both common stock and Series A preferred stock, voting together, is required in order to approve each of these proposals.

      If a choice as to the matters coming before the annual meeting has been specified by a stockholder on a returned proxy card, the shares will be voted accordingly. If no choice is specified, the shares will be voted in favor of election of each of the directors proposed by the board and in favor of proposals 2, 3, and 4.

      Abstentions and broker non-votes (that is, a proxy card submitted by a broker or nominee that specifically indicates the lack of discretionary authority to vote on the proposals) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved or not.

      To ensure that your shares are voted at the annual meeting, please complete, date, and sign the enclosed proxy card and return it in the accompanying postage-prepaid return envelope as soon as possible.

Revocability of Proxies

      Any stockholder giving a proxy as a result of this solicitation may revoke it at any time prior to its exercise. A stockholder of record may revoke a proxy by filing with the corporate secretary of Atlantic at our principal executive offices at 350 Fifth Avenue, Suite 5507, New York, New York 10118, a duly executed proxy bearing a later date or by attending the annual meeting and voting that stockholder's shares in person. Persons who hold Atlantic shares in street name may revoke their proxy by contacting their broker to obtain a legal ballot and filing that ballot bearing a later date with the Corporate Secretary of Atlantic at its principal executive offices or by attending the annual meeting and voting that ballot in person.

Solicitation

      We will bear the entire cost of solicitation, including preparing, assembling, printing and mailing the notice of annual meeting, this proxy statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to any brokerage house, fiduciary or custodian holding shares in its name that are beneficially owned by others, so that they may forward the solicitation materials to the beneficial owners. To assure that a quorum is present in person or by proxy at the annual meeting, it may be necessary for certain officers, directors, employees or other agents of the Atlantic to solicit Proxies by telephone, facsimile or other means or in person. Atlantic does not currently intend to solicit Proxies other than by mail.


                MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING


          PROPOSAL 1: AMENDMENT TO THE CERTIFICATE OF INCORPORATION
                 TO INCREASE THE NUMBER OF OUTSTANDING SHARES

      The board of directors has unanimously approved, subject to stockholder approval, an amendment to Atlantic's certificate of incorporation increasing the number of authorized shares of common stock from 50 million to 150 million. The full text of the proposed changes to our certificate of incorporation has been incorporated into the proposed certificate of amendment of Atlantic's certificate of incorporation included as Exhibit A. (If proposal 1 is not approved but proposal 2 is approved, we will revise the certificate of amendment accordingly.)

      As of the close of business on , 2002, there were shares of Atlantic's common stock outstanding and an aggregate of shares of common stock reserved for issuance under the 1995 Stock Option
Plan, upon the exercise of outstanding warrants, upon the conversion of the outstanding shares of Series A preferred stock and upon the exercise (and subsequent conversion into shares of common stock) of outstanding warrants exercisable for Series A preferred stock. Accordingly, based on the number of fully-diluted shares of common stock as of the close of business on , 2002, Atlantic would have remaining shares of common stock to issue if the certificate of incorporation were amended to increase to 150,000,000 the number of authorized shares of common stock. The Company believes that this number of shares of common stock would be sufficient to meet the needs of Atlantic for at least the next three to five years.

      Increasing the number of authorized shares would give us greater flexibility in raising equity financing or acquiring technologies, whether by merger or otherwise. We are currently not engaged in any discussions regarding such financings or acquisitions.

      This proposed amendment would also increase Atlantic's corporate franchise tax liability to the State of Delaware. Delaware's corporate franchise tax is based, in part, on the number of shares of stock authorized in a corporation's certificate of incorporation. As a result of increasing by approximately 200% the number of shares we are authorized to issue, our franchised tax for the period March 1 to the end of February would increase by approximately ___%.

      If our stockholders approve this proposed amendment we will promptly file an appropriate certificate of amendment with the Delaware Secretary of State.

      The affirmative vote of holders of a majority of the votes of our common stock and Series A preferred stock issued and outstanding on the Record Date, voting together as a class, is required to approve this proposal.

      The board of directors deems this proposal to be in the best interests of Atlantic and its stockholders and recommends that you vote "FOR" this proposal.

          PROPOSAL 2: AMENDMENT TO THE CERTIFICATE OF INCORPORATION
            TO CHANGE OUR NAME TO "ATLANTIC BIOTECHNOLOGIES, INC."

      The board of directors has unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to change our name to "Atlantic Biotechnologies, Inc." The full text of the proposed changes to Atlantic's certificate of incorporation has been incorporated into the proposed certificate of amendment of Atlantic's certificate of incorporation included as Exhibit A. (If proposal 2 is not approved but proposal 1 is approved, we will revise the certificate of amendment accordingly.)

      This name change reflects the board of directors' decision to streamline Atlantic's business focus to developing biotechnological products. Additionally, identifying ourselves as simply a "technology" company could inadvertently make us subject to the investment community's undiscriminating backlash against investing in technology and Internet companies.

      We believe this name change will have no adverse effect on its business. Public recognition of our name is generally limited to the biotechnology industry. Notifying our business partners of the name change should be a simple matter. In addition, we will continue to use our current Over-the-Counter Bulletin Board ticker symbol.

      Stockholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing our name, all new stock certificates that we issue will be overprinted with our new name.

      The affirmative vote of the holders of a majority of the votes of our common stock and preferred stock issued and outstanding on the record date, voting together as a class, is required to approve this proposal.

      The board of directors deems this proposal to be in the best interests of Atlantic and its stockholders and recommends that you vote "FOR" this proposal.


                        PROPOSAL 3: ELECTION OF DIRECTORS

      At the annual meeting, a board of directors consisting of five directors will be elected to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier resignation or removal. The board has selected five nominees, all of whom are current directors of Atlantic. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. Unless otherwise instructed, the proxy holders will vote the proxies received by them in favor of the nominees named below. Holders of shares of common stock and holders of shares of Series A preferred stock vote together as a class for the election of directors. If any nominee is unable or declines to serve as a director, the proxies may be voted for a substitute nominee designated by the current board.

      The board recommends that stockholders vote in favor of the election of each of the following nominees to serve as directors of Atlantic.

Information With Respect to Nominees

Set forth below is information regarding the nominees.


NAME OF NOMINEE             AGE       POSITION              DIRECTOR SINCE

Frederic P. Zotos,           36       Director,                  1999
Esq.                                  President, and
                                      Chief Executive
                                      Officer
Steve H. Kanzer,             38       Director                   1993
C.P.A., Esq.
Peter O. Kliem               63       Director                   2000
A. Joseph Rudick, M.D.       45       Director                   1999
David Tanen                  30       Director                   2002

Business Experience of Nominees

      Frederic P. Zotos, Esq., 36, has been a member of our board of directors since May 1999, our President since April 3, 2000, and our Chief Executive Officer since February 15, 2001. From June 1999 to April 2000, Mr. Zotos was Director of Due Diligence and Internal Legal Counsel of Licent Capital, LLC, an intellectual property royalty finance company located in Jericho, New York. From September 1998 until June 1999, Mr. Zotos practiced as an independent patent attorney and technology licensing consultant in Cohasset, Massachusetts. From December 1996 until August 1998, Mr. Zotos was Assistant to the President and Patent Counsel of Competitive Technologies, Inc., a publicly-traded technology licensing agency located in Fairfield, Connecticut. From July 1994 until November 1996, Mr. Zotos was an Intellectual Property Associate of Pepe & Hazard, a general practice law firm located in Hartford, Connecticut. Mr. Zotos is a registered patent attorney with the United States Patent and Trademark Office, and is also registered to practice law in Massachusetts and Connecticut. He earned a B.S. in Mechanical Engineering from Northeastern University in 1987, a joint J.D. and M.B.A. degree from Northeastern University in 1993, and successfully completed an M.S. in Electrical Engineering Prerequisite Program from Northeastern University in 1994.

      Steve H. Kanzer, CPA, Esq., 38, has been a member of our board of directors since its inception in 1993. He is currently a member of our Audit Committee and Compensation Committee. From December 1997 to November 2001, Mr. Kanzer was President and Chief Executive Officer of Corporate Technology Development, Inc., a biotechnology holding company based in Miami, Florida. Since December 2000 Mr. Kanzer has also been Chairman, Chief Executive Officer and President of Accredited Equities, Inc., a venture capital and investment banking firm based in Miami, and President of several private biopharmaceutical companies also based in Miami. From 1992 until December 1998, Mr. Kanzer was a founder and Senior Managing Director of Paramount, and Senior Managing Director--Head of Venture Capital of Paramount Capital Investments, LLC ("Paramount Investments"), a biotechnology and biopharmaceutical venture capital and merchant banking firm that is associated with Paramount. From 1993 until June 1998, Mr. Kanzer was a founder and a member of the board of directors of Boston Life Sciences, Inc., a publicly-traded pharmaceutical research and development company. From 1994 until June 2000, Mr. Kanzer was a founder and Chairman of Discovery Laboratories, Inc., a publicly-traded pharmaceutical research and development company. Mr. Kanzer is a founder and a member of the board of directors of DOR BioPharma, Inc., a publicly-traded pharmaceutical research and development company. Prior to joining Paramount, Mr. Kanzer was an attorney with Skadden, Arps, Slate, Meagher & Flom LLP in New York, New York from September 1988 to October 1991. He received his J.D. from New York University School of Law in 1988 and a B.B.A. in Accounting from Baruch College in 1985. In his capacity as employee and director of other companies in the venture capital field, Mr. Kanzer is not required to present to Atlantic opportunities that arise outside the scope of his duties as a director of Atlantic.

      Peter O. Kliem, 63, has been a member of our board of directors since March 21, 2000 and is a member of our Compensation Committee. Mr. Kliem is a co-founder, Executive Vice-President, chief operating officer and member of the board of directors of Enanta Pharmaceuticals, a Boston based biotechnology start-up. Prior to this start-up, he worked with Polaroid Corporation for 36 years, most recently in the positions of Senior Vice President, Business Development, Senior VP, Electronic Imaging and Senior VP and Director of Research & Development. During his tenure with Polaroid, he initiated and executed major strategic alliances with corporations in the U.S., Europe, and the Far East. Mr. Kliem also introduced a broad range of innovative products such as printers, lasers, CCD and CID imaging, fiber optics, flat panel display, magnetic/optical storage and medical diagnostic products in complex technological environments. Mr. Kliem is a member of the board of directors of DOR BioPharma, Inc., a publicly-traded pharmaceutical research and development company. He serves as trustee and vice president of the Boston Biomedical Research Institute, which is funded by the National Institute of Health, and served as Chairman of PB Diagnostics. In addition, he serves as Industry Advisor to TVM-Techno Venture Management. Mr. Kliem earned his M.S. in chemistry from Northeastern University.

      A. Joseph Rudick, M.D., 45, was our Chief Executive Officer from April 10, 2000 until February 15, 2001, and has been a member of our board of directors since May 1999. He was also our President from May 1999 to April 3, 2000, and was a founder of Atlantic and two of its majority-owned subsidiaries, Optex and Channel. Dr. Rudick served as a business consultant to Atlantic from January 1997 until November 1998. From June 1994 until November 1998, Dr. Rudick was a Vice President of Paramount Capital, Inc., an investment bank specializing in the biotechnology and biopharmaceutical industries. Since 1988, he has been a Partner of Associate Ophthalmologists P.C., a private ophthalmology practice located in New York, and from 1993 to 1998 he served as a director of Healthdesk Corporation, a publicly-traded medical information company of which he was a co-founder. Dr. Rudick earned a B.A. in Chemistry from Williams College in 1979 and an M.D. from the University of Pennsylvania in 1983.

      David Tanen, 30, has served as a member of our board of directors since January 28, 2002. Since 1996, Mr. Tanen has served as an associate director of Paramount Capital, where he has been involved in the founding of a number of biotechnology start-up companies. Mr. Tanen also serves as an officer and/or director on several other privately held development-stage biotechnology companies. Mr. Tanen also serves on the board of directors of Abington Biomedical Offshore Fund and Abington Biomedical Master Fund, each a Cayman Island company. Mr. Tanen received his B.A. from George Washington University and his J.D. from Fordham University School of Law.

Number of Directors; Relationships

      On January 28, 2002, David Tanen was named as a member of the board; this increased to five the number of directors of our board. Each director holds office until the annual meeting of stockholders following the initial election or appointment of that director and until that director's successor has been duly elected and qualified, or until that director's earlier resignation or removal. Officers are appointed to serve at the discretion of the board.

      There are no family relationships among the executive officers or directors of Atlantic.

Board Meetings and Committees

      The board held ___ meetings during the 2001 fiscal year.

      The board has an Audit Committee and a Compensation Committee, but not a standing Nominating Committee. The Audit Committee, which is currently composed of Mr. Zotos, Mr. Kanzer and Mr. Kliem, reviews the professional services provided by our independent auditors and monitors the scope and results of the annual audit; reviews proposed changes in our financial and accounting standards and principles; reviews our policies and procedures with respect to its internal accounting, auditing and financial controls; makes recommendations to the board on the engagement of the independent auditors and addresses other matters that may come before it or as directed by the board of directors. Neither Mr. Kanzer, Mr. Kliem and Mr. Tanen are currently an officer of Atlantic or any of its subsidiaries, and each are "independent" under Rule 4200(a)(15) of the NASD listing standards as currently in effect. The Audit Committee held ____ meetings during the 2001 fiscal year.

      The Audit Committee operates pursuant to a charter approved by Atlantic's board of directors. A copy of this charter is attached to this proxy statement as Appendix A.

      The Compensation Committee, which is currently composed of Mr. Zotos, Mr. Kanzer and Mr. Kliem, sets the compensation for certain of our personnel and administers our 1995 Stock Option Plan, as amended and restated. The Compensation Committee held ___ meetings during the 2001 fiscal year.

Director Compensation

      Non-employee directors are eligible to participate in an automatic stock option grant program under the 1995 stock option plan. Non-employee directors are granted an option for 10,000 shares of common stock on their initial election or appointment to the board and an option for 2,000 shares of common stock on the date of each annual meeting of our stockholders for those non-employee directors continuing to serve after that meeting. On August 8, 2001, under the automatic stock option grant program, we granted each of Steve Kanzer and Peter Kliem options for 2,000 shares of common stock at an exercise price of $0.61 per share, the fair market value of our common stock on the date of grant.

      Additionally, on February 20, 2001, Atlantic granted each of Steve Kanzer and Peter Kliem options for 50,000 shares of common stock at an exercise price of $0.875 per share, the fair market value of our common stock on the date of the grant.

      The board agreed that effective October 21, 1999, each non-employee member of the board is to receive $6,000 per year for his services as a director, payable semi-annually in arrears, plus $1,500 for each board meeting attended in person, $750 for each board meeting attended via telephone conference call and $500 for each meeting of a committee of the board attended.

      Board members are reimbursed for reasonable expenses incurred in connection with attending meetings of the board and of committees of the board.


                      PROPOSAL 4: RATIFICATION OF SELECTION
                             OF INDEPENDENT AUDITORS

      The board has appointed the firm of KPMG LLP, independent auditors, to audit our financial statements for the year ending December 31, 2002, and is asking the stockholders to ratify this appointment. KPMG LLP began annually auditing Atlantic's financial statements in December 1995.

      In the event the stockholders fail to ratify the appointment, the board will reconsider its selection. Even if the selection is ratified, the board in its discretion may direct the appointment of a different independent auditing firm at any time during the year if the board believes that such a change would be in the best interests of Atlantic and its stockholders. The affirmative vote of the holders of a majority of the votes of common stock and Series A preferred stock, voting together as a class, is required to ratify the selection of KPMG LLP.

      The board recommends that stockholders vote in favor of the ratification of the selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2002.


                 EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

      Certain information regarding the sole executive officer other than Frederic P. Zotos, Esq. is set forth below (information concerning Atlantic's directors is contained in proposal 1):

NAME                   AGE              POSITION
Nicholas J. Rossettos  36               Chief Financial Officer, Treasurer and
                                        Secretary
      Nicholas J. Rossettos, CPA, 36, has been our Chief Financial Officer since April 2000. Previously, Mr. Rossettos was from 1999, Manager of
Finance for Centerwatch, a pharmaceutical trade publisher headquartered in Boston, Massachusetts, that is a wholly owned subsidiary of Thomson Corporation of Toronto, Canada. Prior to that, from 1994, he was Director of Finance and Administration for EnviroBusiness, Inc., an environmental and technical management-consulting firm headquartered in Cambridge, Massachusetts. He holds an A.B. in Economics from Princeton University and a M.S. in Accounting and M.B.A. from Northeastern University.

Compensation of Executive Officers

      Pursuant to our 1995 stock option plan, on February 20, 2001, Frederic P. Zotos was granted options for 100,000 shares of common stock at an exercise price of $0.875. Additionally, on February 20, 2001, Mr. Zotos was granted options for 150,000 shares of common stock at an exercise price of $0.875. Pursuant to our 1995 stock option plan, on February 20, 2001, Dr. Rudick was granted options for 100,000 shares of common stock at an exercise price of $0.875. Additionally, on February 20, 2001, A. Joseph Rudick was granted options for 25,000 shares of common stock at an exercise price of $0.875. Pursuant to our 1995 stock option plan, on February 20, 2001, Nicholas J. Rossettos was granted options for 50,000 shares of common stock at an exercise price of $0.875.

      The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by our chief executive officer and the other highest-paid executive officers serving as such at the end of 2001 whose compensation for that fiscal year was in excess of $100,000. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of Atlantic received compensation in excess of $100,000 during fiscal year 2001. No executive officer who would otherwise have been included in this table on the basis of 2001 salary and bonus resigned or terminated employment during that year.

---------------------------------- -------- ------------------------------------------ ------------------- -----------------
                                                                                           Long-Term
                                                                                          Compensation        All Other
                                                       Annual Compensation                   Awards        Compensation ($)
---------------------------------- -------- ------------------------------------------ ------------------- -----------------
Name and Principal Position        Year       Salary      Bonus       Other Annual         Securities
                                                                      Compensation         Underlying
                                               ($)         ($)             ($)          Options/SARs(#)
---------------------------------- -------- ----------- ----------- ------------------ ------------------- -----------------
Frederic P. Zotos, Esq. (1)        2001        208,750      50,000          10,000(2)        250,000               0
  Chief Executive Officer and      2000        131,250      50,000          10,000(2)        250,000          14,750(3)
  President                        1999              0           0               0                 0           2,600(4)
---------------------------------- -------- ----------- ----------- ------------------ ------------------- -----------------
A. Joseph Rudick, M.D.(5)          2001         87,500      25,000               0         1 125,000               0
  Chief Scientific and Medical     2000        123,750     111,174               0           125,000          84,674(6)
  Officer                          1999              0      23,502               0            87,000(7)       81,523(8)
---------------------------------- -------- ----------- ----------- ------------------ ------------------- -----------------
Nicholas J. Rossettos, CPA(9)      2001        125,000      25,000          10,000(2)         50,000               0
  Chief Financial Officer,         2000         91,146      25,000          10,000(2)         50,000               0
  Treasurer and Secretary          1999              0           0               0                 0               0
---------------------------------- -------- ----------- ----------- ------------------ ------------------- -----------------

------------------------
(1) Mr. Zotos was promoted to be our Chief Executive Officer on February 15, 2001. Mr. Zotos became our President on April 3, 2000.

(2) Represents matching contributions by Atlantic pursuant to Atlantic's SAR-SEP retirement plan.

(3) Represents $8,000 in fees paid for consulting services rendered and $6,750 in director's fees.

(4)   Represents fees paid for consulting services rendered.

(5) Dr. Rudick became Chief Scientific and Medical Officer on February 15, 2001. From April 10, 2000 to February 15, 2001, he was our Chief Executive Officer.

(6) Represents $86,174 paid to Dr. Rudick in recognition of his role in negotiating an amendment to Optex's contract with Bausch & Lomb, less $1,500 returned to Atlantic by him due to mistaken overpayment of director's fees for the 1999 fiscal year.

(7) Excludes options for 50,000 shares of common stock granted to Dr. Rudick on August 9, 1999, but rescinded in the 2000 fiscal year to correct the grant to him in the 1999 fiscal year of options for 37,000 shares of common stock above the amount permitted by the stock option plan for that fiscal year.

(8) Represents $50,516 in fees paid to Dr. Rudick for consulting services rendered, $7,500 in director's fees, of which $1,500 was paid in error and therefore returned to Atlantic by him in 2000, and $23,507 paid in recognition of his role in negotiating an amendment to Optex's contract with Bausch & Lomb (see Item 12 below for a more detailed explanation).

 (9)  Mr. Rossettos became our Chief Financial Officer on April 10, 2000.

Options and Stock Appreciation Rights

      The following table contains information concerning the grant of stock options under the 1995 stock option plan and otherwise to the Named Officers during the 2001 fiscal year. Except as described in footnote (1) below, no stock appreciation rights were granted during the 2001 fiscal year.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


-------------------------------------------------------------------------------

Individual Grants
-------------------------------------------------------------------------------
Name                    Number of       % of Underlying   Exercise    Expiration
                        Securities      Options/SARs      Price       Date
                        Underlying      Granted to        ($/Share)(3)
                        Options/        Employees in
                        SARs            Fiscal Year(2)
                        Granted(#)(1)
-------------------------------------------------------------------------------
Frederic P. Zotos, Esq.         250,000               43%      $0.875  2/20/11
-------------------------------------------------------------------------------
A. Joseph Rudick, M.D.          125,000               22%      $0.875  2/20/11
-------------------------------------------------------------------------------
Nicholas J. Rossettos,           50,000                9%      $0.875  2/20/11
CPA
-------------------------------------------------------------------------------
------------------------

(1) Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with Atlantic. The options are exercisable as follows: 25% upon granting and 25% each of the first three anniversaries of the date of granting. Each option will become immediately exercisable in full upon an acquisition of Atlantic by merger or asset sale, unless the option is assumed by the successor entity. Each option includes a limited stock appreciation right pursuant to which the optionee may surrender the option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 50% of the combined voting power of Atlantic's outstanding voting securities. In return for the surrendered option, the optionee will receive a cash distribution per surrendered option share equal to the excess of (1) the highest price paid per share of common stock in that hostile tender offer over (2) the exercise price payable per share under the cancelled option.

(2) Calculated based on total option grants to employees of 575,000 shares of common stock during the 2001 fiscal year.

(3) The exercise price may be paid in cash, mature shares of common stock, through arrangements with independent brokerage firms, or by other means at the discretion of the Plan Administrator. Atlantic may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with exercise. The optionee may be permitted, subject to the approval of the plan administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of that tax liability.

Option Exercise and Holdings

      The following table provides information with respect to the Named Officers concerning the exercisability of options during the 2001 fiscal year and unexercisable options held as of the end of the 2001 fiscal year. No stock appreciation rights were exercised during the 2001 fiscal year, and, except for the limited rights described in footnote (1) to the preceding table, no stock appreciation rights were outstanding at the end of that fiscal year.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR ("FY")
                            AND FY-END OPTION VALUES

-----------------------------------------------------------------------------------------------------------------------------------
Name                             Shares           Value       No. of Securities Underlying     Value of Unexercised In-the-Money
                                Acquired      Realized (1)    Unexercised Options/SARs at      Options/SARs at FY-End (Market
                               on Exercise                    FY-End (#)                       price of shares at FY-End less
                                                                                               exercise price) ($)(2)
                                                              -------------- ----------------- ----------------- ------------------
                                                               Exercisable    Unexercisable      Exercisable       Unexercisable
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
Frederic P. Zotos                   0              --            221,166         315,834              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
A. Joseph Rudick                    0              --           174,9116         172,084              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------
Nicholas J. Rossettos               0              --            37,500           62,500              0                  0
----------------------------- -------------- ---------------- -------------- ----------------- ----------------- ------------------

------------------

(1) Equal to the fair market value of the purchased shares at the time of the option exercise over the exercise price paid for those shares.

(2) Based on the fair market value of our common stock on December 31, 2001 of $0.28 per share, the closing sales price per share on that date on the Over-the-Counter Bulletin Board.

Long Term Incentive Plan Awards

      No long term incentive plan awards were made to a Named Officer during the last fiscal year.

Employment Contracts and Termination of Employment and Change of Control Agreements

      Effective April 3, 2000, Mr. Zotos became our President pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 2, 2003. As President, Mr. Zotos reports to the Chief Executive Officer. Mr. Zotos and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as Atlantic makes available to other senior officers and directors. Effective February 15, 2001, Mr. Zotos was also appointed Chief Executive Officer of Atlantic at which time the employment agreement was amended to reflect a new compensation structure.

      Effective April 10, 2000, Dr. Rudick became our Chief Executive Officer pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 10, 2003. Effective February 15, 2001, Dr. Rudick resigned as our Chief Executive Officer at which time the employment agreement was amended to reflect a new compensation structure.

      Effective April 10, 2000, Mr. Rossettos became our Chief Financial Officer pursuant to an employment agreement dated as of the effective date. This agreement has a three-year term ending on April 10, 2003. Mr. Rossettos reports to the Chief Executive Officer and President. Mr. Rossettos and his dependents are eligible to receive paid medical and long term disability insurance and such other health benefits as Atlantic makes available to other senior officers and directors.

      The Compensation Committee has the discretion under the 1995 stock option plan to accelerate options granted to any officers in connection with a change in control of Atlantic or upon the subsequent termination of the officer's employment following the change of control.

Change of Control Transactions

      Atlantic is not aware of any transactions resulting in a change of control during fiscal year 2001.

Certain Relationships and Related Transactions

      On January 4, 2000, we entered into a financial advisory and consulting agreement with Joseph Stevens & Company, Inc. In this agreement, we engaged Joseph Stevens to provide us with financial advisory services from January 4, 2000 until January 4, 2001. As partial compensation for the services to be rendered by Joseph Stevens, we issued them three warrants to purchase an aggregate of 450,000 shares of our common stock. The exercise price and exercise period of each warrant is as follows:

=============================================================================
  Warrant       No. of     Exercise
  Number        Shares       Price                Exercise Period
=============================================================================

  No.1          150,000      $2.50      1/4/00 through 1/4/05
-----------------------------------------------------------------------------
                                        1/4/01 through 1/4/06 (which vested
                                        in equal monthly increments during
  No.2          150,000      $3.50      1/4/00-1/4/01)
-----------------------------------------------------------------------------
                                        1/4/02 through 1/4/07 (which vested
                                        in equal monthly increments during
  No.3          150,000      $4.50      1/4/00-1/4/01)
=============================================================================


      In addition, each warrant may only be exercised when the market price of a share of common stock is at least $1.00 greater than the exercise price of that warrant. In connection with issuance of the warrants, Atlantic and Joseph Stevens entered into a letter agreement granting Joseph Stevens registration rights in respect of the shares of common stock issuable upon exercise of the warrants.

      Pursuant to our restated certificate of incorporation and bylaws, we have entered into indemnification agreements with each of our directors and executive officers.

      All transactions between us and our officers, directors, principal stockholders and their affiliates are approved by a majority of the board of directors, including a majority of the independent and disinterested outside directors on the board of directors. We believe that the transaction set forth above was made on terms no less favorable to us than could have been obtained from unaffiliated third parties.


                        COMPLIANCE WITH SECTION 16(a) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Atlantic's officers, directors and persons who are the beneficial owners of more than 10% of the common stock to file initial reports of ownership and reports of changes in ownership of the common stock with the SEC. Officers, directors and beneficial owners of more than 10% of the common stock are required by SEC regulations to furnish Atlantic with copies of all Section 16(a) forms they file.

      Each of Atlantic's directors and executive officers was late in filing the forms required by Section 16(a) of the Exchange Act during fiscal year 2001.



                      SECURITY OWNERSHIP OF MANAGEMENT AND
                            CERTAIN BENEFICIAL OWNERS

      The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May ___, 2002, by
(1) all persons who are beneficial owners of 5% or more of our common stock, (2) each director and nominee, (3) the Named Officers in the Summary Compensation Table above, and (4) all directors and executive officers as a group. We do not know of any person who beneficially owns more than 5% of the Series A preferred stock and none of our directors or the Named Officers owns any shares of Series A preferred stock. Consequently, the following table does not contain information with respect to the Series A preferred stock.

      The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 20, 2002, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity. The common stock represented here includes the common stock that the beneficial holders would directly possess if they converted all shares of Series A Preferred Stock held by them.

                        NUMBER OF PERCENT OF TOTAL SHARES


                                       NUMBER OF          % OF TOTAL
NAME AND ADDRESS                        SHARES           OUTSTANDING (1)
----------------                        ------           ---------------


CERTAIN BENEFICIAL HOLDERS:

Lindsay A. Rosenwald, M.D.(2)         4,665,904              28.9%
787 Seventh Avenue
New York, NY 10019

Joseph Stevens & Company, Inc.(3)     1,283,331              7.8%
59 Maiden Lane, 32nd Floor
New York, NY  10038

MANAGEMENT:

Frederic P. Zotos, Esq.(4)             408,666               2.5%

A. Joseph Rudick, M.D.(5)              263,666               1.6%

Steve H. Kanzer, CPA, Esq.(6)          112,000                 *

Peter O. Kliem(7)                      102,916                 *

David Tanen(8)                         10,000                  *

Nicholas J. Rossettos, CPA(9)          75,000                  *

All current executive
officers and directors as
a group (6 persons)                    972,248               5.7%

------------------------

*     Less than 1.0%

(1) Percentage of beneficial ownership is calculated assuming 16,004,599 shares of common stock were outstanding on May __, 2002.

(2) Includes 154,350 shares of common stock issuable upon conversion of 47,202 shares of Series A preferred stock convertible within 60 days of May __, 2002. Also includes 190 shares of common stock held by June Street Corporation and 190 shares of common stock held by Huntington Street Corporation. Dr. Rosenwald is the sole proprietor of both June Street Corporation and Huntington Street Corporation.

(3) Includes 450,000 shares of common stock issuable upon exercise of three warrants exercisable within 60 days of May __, 2002.

(4) Represents options exercisable within 60 days of May __, 2002. 62,500 shares of common stock were exercisable pursuant to stock options granted on February 19, 2002 for 250,000 shares, of which 25% or 62,500 were exercisable on issuance, then an additional 25% thereafter; and additional 50,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001 for 100,000 shares, of which 25% or 25,000 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 75,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001 for 150,000 shares, of which 25% or 37,500 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 75,000 shares of common stock are exercisable pursuant to stock options granted on April 12, 2000 for 100,000 shares, of which 25% or 25,000 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 112,500 shares are exercisable pursuant to stock options granted on April 12, 2000 for 150,000, of which 25% or 37,500 were exercisable on issuance, then an additional 25% annually thereafter; an additional 25,000 shares are exercisable pursuant to stock options granted October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 23, 1999 for 2,000 shares, all of which were exercisable after one year; and an additional 6,666 shares are exercisable pursuant to stock options granted May 28, 1999 for 10,000 shares, exercisable in three equal annual amounts exercisable starting one year from grant date.

(5) Represents options exercisable within 60 days of May __, 2002. 31,250 shares of common stock were exercisable pursuant to stock options granted on February 19, 2002 for 125,000 shares, of which 25% or 31,250 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 50,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001 for 100,000 shares, of which 25% or 25,000 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 12,500 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001 for 25,000 shares, of which 25% or 6,250 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 75,000 shares of common stock are exercisable pursuant to stock options granted under the plan on April 12, 2000 for 100,000 shares, of which 50% or 50,000 shares were exercisable as of April 3, 2001, then an additional 25% annually thereafter; an additional 18,750 shares are exercisable pursuant to stock options granted on April 12, 2000 for 25,000 shares, of which 25% or 6,250 were exercisable immediately, then an additional 25% annually thereafter; an additional 25,000 shares are exercisable pursuant to stock options granted October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted on September 23, 1999, all of which were exercisable on September 23, 2000; an additional 32,500 shares are exercisable pursuant to stock options granted on August 9, 1999 for 50,000 shares, of which 25% or 12,500 were exercisable on issuance, then an additional 25% annually thereafter; an additional 6,666 shares are exercisable pursuant to stock options granted on May 28, 1999 for 10,000 shares, exercisable in three equal amounts starting one year from grant date; and an additional 10,000 shares are exercisable pursuant to stock options granted on August 7, 1998 for 10,000 shares, of which one third were exercisable after one year, with the remainder exercisable monthly (or 277.79 per month) over two years.

 (6) Represents options exercisable within 60 days of May __, 2002. 2,000 shares of common stock were exercisable pursuant to stock options granted on August 8, 2001, all of which were immediately exercisable; an additional 50,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001, all of which were immediately exercisable; an additional 25,000 shares are exercisable pursuant to stock options granted on February 29, 2000, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted on September 29, 2000, all of which were immediately exercisable; an additional 25,000 shares are exercisable pursuant to stock options granted on October 21, 1999, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 23, 1999, all of which were exercisable on September 23, 2000; an additional 2,000 shares are exercisable pursuant to stock options granted August 28, 1998; an additional 2,000 shares are exercisable pursuant to stock options granted on June 17, 1997; and an additional 2,000 shares are exercisable pursuant to stock options granted on July 24, 1996.

(7) Represents options exercisable within 60 days of May __, 2002. 2,000 shares of common stock were exercisable pursuant to stock options granted on August 8, 2001, all of which were immediately exercisable; an additional 50,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001, all of which were immediately exercisable; an additional 25,000 shares of common stock are exercisable pursuant to stock options granted September 29, 2000, all of which were immediately exercisable; an additional 2,000 shares are exercisable pursuant to stock options granted September 29, 2000, all of which were immediately exercisable; an additional 17,250 shares are exercisable pursuant to stock options for 23,000 shares granted on April 6, 2000, of which 25% or 5,570 were exercisable on issuance, and then an additional

      25% annually thereafter; and an additional 6,666 shares of common stock were exercisable pursuant to stock options granted on March, 21 2000 for 10,000 shares, which are exercisable in three equal annual amounts starting from one year of the grant date.

(8) Represents options exercisable within 60 days of May __, 2002. These 10,000 shares of common stock were exercisable pursuant to stock options granted on January 28, 2002, all of which were immediately exercisable.

(9) Represents options exercisable within 60 days of May __, 2002. 12,500 shares of common stock were exercisable pursuant to stock options granted on February 19, 2002 for 100,000 shares, of which 25% or 12,500 shares were exercisable on issuance, then an additional 25% annually thereafter; an additional 25,000 shares of common stock were exercisable pursuant to stock options granted on February 20, 2001 for 50,000 shares, of which 25% or 12,500 shares were exercisable on issuance, then an additional 25% annually thereafter; and an additional 37,500 shares of common stock are exercisable pursuant to stock options for 50,000 shares granted April 4, 2000, of which 25% or 12,500 were exercisable on issuance, and then an additional 25% annually thereafter.


                DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

      Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in Atlantic's proxy statement for the next year's annual meeting of stockholders is February 18, 2003. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated under the Securities Exchange Act. The date of next year's annual meeting of stockholders has not yet been fixed; if Atlantic fixes a date that is more than 30 days earlier or later than the date of this year's annual meeting, Atlantic will specify a revised deadline in a Form 10-QSB filed with the SEC.


                              Additional Materials

      A letter from Atlantic's President as well as Atlantic's Annual Report on Form 10-KSB for the year ended December 31, 2001 and Atlantic's Quarterly Report on Form 10-QSB for the period ending March 31 2002, have been mailed with the notice of annual meeting and this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. The President's letter, the Annual Report on Form 10-KSB, and the Quarterly Report on Form 10-QSB are not incorporated into this proxy statement and are not considered proxy soliciting material.



                                  OTHER MATTERS

      Atlantic knows of no other matters that will be presented for consideration at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy card.

                                                THE BOARD OF DIRECTORS

Dated:  May ___, 2002

                                                                       Exhibit A
                                                                       ---------

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       ATLANTIC TECHNOLOGY VENTURES, INC.


                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware

      It is hereby certified that:

     1. Atlantic Technology Ventures, Inc. (the "Corporation") is a corporation formed under the laws of the State of Delaware, and its certificate of incorporation was filed in the office of the Secretary of State on May 18, 1993.

     2. The certificate of incorporation is hereby amended by deleting the existing Article FIRST and replacing it in its entirety with the following amendment:

      "FIRST:  The name of the corporation is Atlantic Biotechnologies, Inc."
       -----

     3. The certificate of incorporation is hereby amended by deleting the existing Article FOURTH, A. and replacing it in its entirety with the following amendment:

      The corporation is authorized to issue two classes of shares designated "Common Stock" and "Preferred Stock," respectively. The total number of shares of Common Stock authorized to be issued is 150,000,000, and each such share will have a par value of $0.001. The total number of shares of Preferred Stock authorized to be issued is 10,000,000, and each such share will have a par value of $0.001. The rights, preferences, privileges and restrictions granted to and imposed upon the two classes of shares are as set forth in this Article and in the Certificate of Designations of Series A Convertible Preferred Stock.

     4. These amendments to the certificate of incorporation has been duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

      The undersigned has signed this certificate on ____________, 2002.





                                    ---------------------------
                                    Frederic P. Zotos, Esq.
                                    President

                                                                      Appendix A
                                                                      ----------

                  CHARTER AND POWERS OF THE AUDIT COMMITTEE

      RESOLVED, that the membership of the Audit Committee shall consist of at least one independent member of the board of directors (in conformity with the small business rules of the Nasdaq) who shall serve at the pleasure of the board of directors.

      RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

o Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of Atlantic.

o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within Atlantic.

o Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by Atlantic with all applicable laws, regulations and Company policy.

      RESOLVED, that the Audit Committee shall have the following specific powers and duties:

1. Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

2. Reviewing the performance of the independent accountants and making recommendations to the Board of Directors regarding the appointment or termination of the independent accountants;

3. Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and Atlantic consistent with Independence Standards Board Standard;

4. Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

5. Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for shareholder approval in any proxy statement, which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee;

6. Conferring with the independent accountants concerning the scope of their examinations of the books and records of Atlantic and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving Atlantic's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

7. Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

8. Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

9. Reviewing Atlantic's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

10.  Reviewing the adequacy of Atlantic's systems of internal control;

11. Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of Atlantic and its subsidiaries and reviewing the correction of controls deemed to be deficient;

12. Providing an independent, direct communication between the Board of Directors, and independent accountants;

13. Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

14. Reviewing the programs and policies of Atlantic designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

15. Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

16. Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

17. Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

18. Considering such other matters in relation to the financial affairs of Atlantic and its accounts, and in relation to the internal and external audit of Atlantic as the Audit Committee may, in its discretion, determine to be advisable.

     IN WITNESS WHEREOF, the undersigned have executed this written Consent, which written Consent may be signed in one or more counterparts which taken together shall constitute one and the same written consent, as of this 13th day of June, 2000.


                                    /s/ Steve H. Kanzer
                                    ----------------------------------
                                    Steve H. Kanzer


                                    /s/ Peter O. Kliem
                                    -----------------------------------
                                    Peter O. Kliem


                                    /s/ A. Joseph Rudick
                                    -----------------------------------
                                    A. Joseph Rudick


                                    /s/ Frederic P. Zotos
                                    ------------------------------------
                                    Frederic P. Zotos

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                      PROXY

                 ANNUAL MEETING OF STOCKHOLDERS, JUNE ___, 2002

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                       ATLANTIC TECHNOLOGY VENTURES, INC.

      The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held June __, 2002 and the proxy statement and appoints Frederic P. Zotos, Esq. and Mr. Nicholas J. Rossettos, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Atlantic Technology Ventures, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the annual meeting of stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, on June __, 2002 at 10:00 a.m. Eastern Daylight Saving Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the annual meeting. The shares represented by this proxy will be voted in the manner set forth below.

      1. To amend Atlantic's certificate of incorporation to increase the total number of authorized shares of Atlantic common stock, par value $0.001, from 50 million to 150 million.

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

     2. To amend our certificate of incorporation to change Atlantic's name to "Atlantic Biotechnologies, Inc."

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

     3. To elect five directors to serve on Atlantic's board of directors for the ensuing year and until their respective successors are duly elected and qualified.

                                FOR    To withhold authority to vote for any
                                       nominees, enter their name or names
                                       below:
Frederic P. Zotos, Esq.          [ ]   _________________________________________

Steve H. Kanzer, C.P.A.,         [ ]   _________________________________________
Esq.

Peter O. Kliem, Esq.             [ ]   _________________________________________

A. Joseph Rudick, M.D.           [ ]   _________________________________________

David Tanen                      [ ]   _________________________________________

     4. To ratify the board of directors' selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2002.

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

      The board of directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This proxy, when properly executed, will be voted as specified above. If no direction is made, this proxy will be voted in favor of election of the directors listed above and in favor of the other proposals.

      Please print the stockholder name exactly as it appears on your stock certificate. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.




                                          ------------------------------
                                          (Print name)


                                          ------------------------------
                                          (Authorized Signature)


                                          Date:
                                               -------------------------

                       ATLANTIC TECHNOLOGY VENTURES, INC.
                                      PROXY
                 ANNUAL MEETING OF STOCKHOLDERS, JUNE ___, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF ATLANTIC
                            TECHNOLOGY VENTURES, INC.

      The undersigned revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held June _, 2002 and the proxy statement and appoints Frederic P. Zotos, Esq. and Mr. Nicholas J. Rossettos, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of Series A preferred stock of Atlantic Technology Ventures, Inc. that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the annual meeting of Stockholders of Atlantic to be held at the offices of Kramer Levin Naftalis & Frankel LLP, at 919 Third Avenue, 40th Floor, New York, New York 10022, on June __, 2002 at 10:00 a.m. Eastern Daylight Saving Time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present at the annual meeting. The shares represented by this proxy will be voted in the manner set forth below.

     1. To amend Atlantic's certificate of incorporation to increase the total number of authorized shares of Atlantic common stock, par value $0.001, from 50 million to 150 million.

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

     2. To amend our certificate of incorporation to change Atlantic's name to "Atlantic Biotechnologies, Inc."

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

     3. To elect five directors to serve on Atlantic's board of directors for the ensuing year and until their respective successors are duly elected and qualified.

                                FOR    To withhold authority to vote for any
                                       nominees, enter their name or names
                                       below:
Frederic P. Zotos, Esq.          [ ]   _________________________________________

Steve H. Kanzer, C.P.A.,         [ ]   _________________________________________
Esq.

Peter O. Kliem, Esq.             [ ]   _________________________________________

A. Joseph Rudick, M.D.           [ ]   _________________________________________

David Tanen                      [ ]   _________________________________________

     4. To ratify the board of directors' selection of KPMG LLP to serve as Atlantic's independent auditors for the year ending December 31, 2002.

                  FOR  [ ]      AGAINST  [ ]        ABSTAIN  [  ]

      The board of directors recommends a vote in favor of each of the directors listed above and a vote in favor of the other proposals. This proxy, when properly executed, will be voted as specified above. If no direction is made, this proxy will be voted in favor of election of the directors listed above and in favor of the other proposals.

      Please print the stockholder name exactly as it appears on your stock certificate. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.





                                          ------------------------------
                                          (Print name)


                                          ------------------------------
                                          (Authorized Signature)


                                          Date:
                                               -------------------------